UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2012

Marathon Petroleum Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-35054	27-1284632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

539 South Main Street

Findlay, Ohio 45840

(Address of principal executive offices, including zip code)

(419) 422-2121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 31, 2012, MPLX LP (the “Partnership”), a subsidiary of Marathon Petroleum Corporation (“MPC”), completed its initial public offering (the “Offering”) of 19,895,000 common units representing limited partner interests in the Partnership (“Common Units”), which included 2,595,000 Common Units pursuant to the underwriters’ option to purchase additional Common Units, at $22.00 per Common Unit pursuant to a Registration Statement on Form S-1, as amended (File No. 333-182500), initially filed by the Partnership with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Act of 1933, as amended (the “Securities Act”), on July 2, 2012. The material provisions of the Offering are described in the prospectus, dated October 25, 2012, filed with the Commission on October 29, 2012, pursuant to Rule 424(b) under the Securities Act (the “Prospectus”).

Contribution, Conveyance and Assumption Agreement

The description of the Contribution Agreement (as defined below) provided below under Item 2.01 is incorporated in this Item 1.01 by reference. A copy of the Contribution Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Omnibus Agreement

On October 31, 2012, in connection with the closing of the Offering, MPC entered into an Omnibus Agreement (the “Omnibus Agreement”) among the Partnership, MPLX GP LLC (the “General Partner”), Marathon Petroleum Company LP (“MPCLP”), MPL Investment LLC (“MPL Investment”), MPLX Operations LLC (the “Operating Company”), MPLX Terminal and Storage LLC (“MTS”), MPLX Pipe Line Holdings LP (“Pipe Line Holdings”), Marathon Pipe Line LLC (“MPL”) and Ohio River Pipe Line LLC (“ORPL”), that addresses the following matters:

•

payment by the Partnership of an annual amount to MPC, initially in the amount of approximately $31.8 million, for the provision of certain general and administrative services by MPC and its affiliates, which annual amount includes a fixed annual fee of approximately $3.5 million for the provision of certain executive management services by certain officers of the Partnership’s general partner. Other portions of this annual amount will be based on the costs actually incurred by MPC and its affiliates in providing the services, except for the portion of the annual amount attributable to marketing and transportation engineering services, which will be based on the amounts actually incurred by MPC and its affiliates plus 6.0% of such costs;

•

the Partnership’s obligation to reimburse MPC and its affiliates for any out-of-pocket costs and expenses incurred by MPC in providing general and administrative services (which reimbursement is in addition to certain expenses of the Partnership’s general partner and its affiliates that are reimbursed under the Partnership Agreement (as defined below)), as well as any other out-of-pocket expenses incurred by MPC and its affiliates on the Partnership’s behalf;

•

an indemnity by wholly owned subsidiaries of MPC for certain environmental and other liabilities, and the Partnership’s obligation to indemnify MPC and its subsidiaries for events and conditions associated with the operation of the Partnership’s assets that occur after the closing of the Offering and for environmental liabilities related to the Partnership’s assets to the extent MPC is not required to indemnify the Partnership; and

•

the granting of a license from MPC to the Partnership with respect to the use of certain MPC trademarks and the granting of a license from the Partnership to MPC with respect to the use of certain Partnership trademarks.

So long as MPC controls the Partnership’s general partner, the Omnibus Agreement will remain in full force and effect. If MPC ceases to control the Partnership’s general partner, either party may terminate the Omnibus Agreement, provided that the indemnification obligations will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Relationships

Each of the Partnership, the General Partner, MPCLP, the Operating Company, MPC Investment LLC, MPLX Logistics Holdings LLC (“Logistics Holdings”), MPL, MPL Investment, MTS, Pipe Line Holdings and ORPL is a direct or indirect subsidiary of MPC. As a result, certain individuals, including officers and directors of MPC and the General Partner, serve as officers and/or directors of more than one of such other entities. As described in Item 2.01 below, the General Partner, as the general partner of the Partnership, holds 1,508,225 general partner units of the Partnership, which represents a 2% general partner interest in the Partnership and MPC, through Logistics Holdings, holds 17,056,515 Common Units and 36,951,515 subordinated units of the Partnership (“Subordinated Units”), which represent an approximate 71.6% limited partner interest in the Partnership.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Contribution, Conveyance and Assumption Agreement

On October 31, 2012, in connection with the closing of the Offering, the General Partner, the Operating Company, MPC Investment LLC, Logistics Holdings, MPL, MPL Investment, Pipe Line Holdings and ORPL entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with the Partnership. Immediately prior to the closing of the Offering, the following transactions, among others, occurred pursuant to the Contribution Agreement:

•

MPC Investment LLC contributed to the General Partner, as a capital contribution, a limited liability company interest in the Operating Company with a value equal to 2.0% of the equity value of the Partnership immediately after the closing of the Offering;

•

the General Partner contributed to the Partnership, as a capital contribution, its limited liability company interest in the Operating Company in exchange for (a) 1,508,225 general partner units representing an aggregate 2% general partner interest in the Partnership and (b) all the incentive distribution rights of the Partnership;

•

Logistics Holdings contributed to the Partnership, as a capital contribution, its remaining limited liability company interest in the Operating Company in exchange for (a) 19,651,515 Common Units representing a 26.1% limited partner interest in the Partnership, (b) 36,951,515 Subordinated Units, representing a 49.0% limited partner interest in the Partnership and (c) the right to receive approximately $149 million in proceeds from the Offering to reimburse Logistics Holdings for certain capital expenditures incurred by Logistics Holdings with respect to the assets contributed by Logistics Holdings to the Partnership; and

•

The net proceeds from the exercise by the underwriters of their option to purchase additional Common Units from the Partnership in the Offering were used to redeem 2,595,000 Common Units from Logistics Holdings at a price per Common Unit equal to the proceeds per Common Unit in the Offering before expenses but after deducting underwriting discounts and the structuring fee, as described in the Prospectus under the section entitled “Use of Proceeds,” which is incorporated herein by reference.

These transfers and distributions were made in a series of steps outlined in the Contribution Agreement. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Contribution Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Contribution, Conveyance and Assumption Agreement, dated as of October 31, 2012, among MPLX LP, MPLX GP LLC, MPLX Operations LLC, MPC Investment LLC, MPLX Logistics Holdings LLC, Marathon Pipe Line LLC, MPL Investment LLC, MPLX Pipe Line Holdings LP and Ohio River Pipe Line LLC.

10.2	Omnibus Agreement, dated as of October 31, 2012, among Marathon Petroleum Corporation, Marathon Petroleum Company LP, MPL Investment LLC, MPLX Operations LLC, MPLX Terminal and Storage LLC, MPLX Pipe Line Holdings LP, Marathon Pipe Line LLC, Ohio River Pipe Line LLC, MPLX LP and MPLX GP LLC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 6, 2012

Marathon Petroleum Corporation

By:	/s/ J. Michael Wilder
J. Michael Wilder
Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

10.1	Contribution, Conveyance and Assumption Agreement, dated as of October 31, 2012, among MPLX LP, MPLX GP LLC, MPLX Operations LLC, MPC Investment LLC, MPLX Logistics Holdings LLC, Marathon Pipe Line LLC, MPL Investment LLC, MPLX Pipe Line Holdings LP and Ohio River Pipe Line LLC.

10.2	Omnibus Agreement, dated as of October 31, 2012, among Marathon Petroleum Corporation, Marathon Petroleum Company LP, MPL Investment LLC, MPLX Operations LLC, MPLX Terminal and Storage LLC, MPLX Pipe Line Holdings LP, Marathon Pipe Line LLC, Ohio River Pipe Line LLC, MPLX LP and MPLX GP LLC.